©2016 Accretive Health Inc.1 Financial Results Conference Call Exhibit 99.2 EDITABLE CONTENT March 10, 2016

©2016 Accretive Health Inc.2 Safe Harbor This presentation contains forward-looking statements, including statements regarding the benefits, expectations and financial impact of the strategic relationship and renewed master professional services agreement with Ascension and our future growth, plans and performance. All forward-looking statements contained in this presentation involve risks and uncertainties. The Company’s actual results and outcomes could differ materially from those anticipated in these forward- looking statements as a result of various factors, including the factors set forth under the heading “Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on March 10, 2016. The words “strive,” “objective,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “vision,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. The Company has based these forward-looking statements on its current expectations and projections about future events. Although the Company believes that the expectations underlying any of its forward- looking statements are reasonable, these expectations may prove to be incorrect and all of these statements are subject to risks and uncertainties. Should one or more of these risks and uncertainties materialize, or should underlying assumptions, projections, or expectations prove incorrect, actual results, performance, financial condition, or events may vary materially and adversely from those anticipated, estimated, or expected. All forward-looking statements included in this presentation are expressly qualified in their entirety by these cautionary statements. The Company cautions readers not to place undue reliance on any forward-looking statement that speaks only as of the date made and to recognize that forward-looking statements are predictions of future results, which may not occur as anticipated. Actual results could differ materially from those anticipated in the forward-looking statements and from historical results, due to the uncertainties and factors described above, as well as others that the Company may consider immaterial or does not anticipate at this time. Although the Company believes that the expectations reflected in its forward-looking statements are reasonable, the Company does not know whether its expectations may prove correct. The Company’s expectations reflected in its forward-looking statements can be affected by inaccurate assumptions it might make or by known or unknown uncertainties and factors, including those described above. The risks and uncertainties described above are not exclusive, and further information concerning the Company and its business, including factors that potentially could materially affect its financial results or condition or relationships with customers and potential customers, may emerge from time to time. The Company assumes no, and it specifically disclaims any, obligation to update, amend, or clarify forward-looking statements to reflect actual results or changes in factors or assumptions affecting such forward-looking statements. The Company advises investors, however, to consult any further disclosures it makes on related subjects in our periodic reports that it files with or furnishes to the SEC.

©2016 Accretive Health Inc.3 Emad Rizk, M.D. President & CEO

©2016 Accretive Health Inc.4 2015 Review square4 Completed strategic review process square4 10-year master professional services agreement (MPSA) with Ascension square4 $200 million in new capital square4 Transaction closed February 16, 2016 square4 Expanded infrastructure square4 New shared services center; leveraged shared services center capabilities in ICD-10 migration square4 Stability in PAS business square4 Net patient revenue (NPR) goals below plan square4 Lost a few hospitals, in part due to continued M&A square4 Strategic review process created headwinds to sales and delayed renewal efforts square4 Closed one RCM deal in 3Q’15 square4 Financial results below guidance square4 Strategic review process impacted ability to realize $5-6 million of opportunities in 4Q’15

©2016 Accretive Health Inc.5 2015 Operational Focus Areas and Results 1) Processes and methods square4 Deployed standardized operating model across organization square4 In aggregate, customers reduced initial claims denied by 18%, reduced write-offs by 16%, and cut key A/R backlogs by up to 50% 2) Technology deployment and infrastructure square4 Enhanced functionality of product suite –real-time connectivity to hospital information systems square4 Rebuilt platform to support highly-available & service-oriented architecture square4 Continued investment in VBR 3) Analytics square4 Improved ability and speed to drill down into customer performance metrics 4) Talent development square4 Rolled out comprehensive training program with 100% certification of customer-facing and line-level staff in 2015

©2016 Accretive Health Inc.6 Ascension Agreement Highlights square4 New business expected to start transitioning in the third quarter of 2016 square4 Pathway to onboard >$8 billion in NPR over the next three years square4 10-year agreement allows room to grow as Ascension grows square4 PAS transition will primarily benefit us beginning in 2017 square4 Requires further investment in operations, infrastructure, HR systems, back-office capabilities

©2016 Accretive Health Inc.7 2016 Priorities 1) Continue to execute on operational excellence goals 2) Onboard new Ascension business 3) Grow non-Ascension footprint

©2016 Accretive Health Inc.8 Peter Csapo Chief Financial Officer & Treasurer

©2016 Accretive Health Inc.9 Non-GAAP Measures* Gross Cash Generated from Customer Contracting Activities GAAP revenue plus change in deferred customer billings Net Cash Generated from Customer Contracting Activities GAAP net income less interest, taxes, depreciation and amortization expense, share-based compensation, restatement-related expenses, reorganization-related expenses and certain non-recurring items, plus change in deferred customer billings We use two non-GAAP measures to supplement GAAP measures * See Appendix for important information regarding non-GAAP measures

©2016 Accretive Health Inc.10 4Q’15 vs. 4Q’14 Results (non-GAAP) ($ in millions) 4Q’15 4Q’14 y/y chg. Key change driver(s) Gross Cash Generated $72.7 $60.7 19.7% • RCM improvement • Significant progress toward completion of A/R project for a customer Cost of Services $35.5 $41.4 (14.2%) • Lower incentive compensation • Lower technology support costs • Costs associated with population health business in 2014 SG&A $10.2 $12.5 (18.9%) • Lower incentive compensation • Reduction in sales and marketing costs while strategic review was in progress Net Cash Generated $27.0 $6.8 +$20.2M • Combination of above factors CapEx $3.0 $2.8 5.1% • Continued IT investments

©2016 Accretive Health Inc.11 2015 vs. 2014 Results (non-GAAP) ($ in millions) 2015 2014 y/y chg. Key change driver(s) Gross Cash Generated $230.2 $233.6 (1.5%) • Decline in PAS revenue (RCM business was up $6.9M y/y) Cost of Services $154.2 $170.9 (9.7%) • Lower incentive compensation • Lower technology support costs • Costs associated with population health business in 2014 • Decrease in PAS costs SG&A $49.6 $54.9 (9.8%) • Lower incentive compensation • Reduction in sales and marketing costs while strategic review was in progress Net Cash Generated $26.4 $7.8 +$18.6M • Combination of above factors CapEx $21.3 $6.0 - • Purchase of software • Continued investments in IT • New shared services center

©2016 Accretive Health Inc.12 2016 Views square4 2016 planning process still ongoing square4 “Current book” of Ascension hospitals expected to begin to transition to new MPSA terms in 2Q’16: square4 Results in mix shift of incentive fees to net operating fees square4 “New book” of Ascension hospitals begin to transition to us in 3Q’16 square4 Expect to incur investments and costs to ramp up Ascension business starting in 2Q’16

©2016 Accretive Health Inc.13 Questions and Answers

©2016 Accretive Health Inc.14 Appendix

©2016 Accretive Health Inc.15 Use of Non-GAAP Financial Measures In order to provide a more comprehensive understanding of the information used by Accretive Health’s management team in financial and operational decision making, the Company supplements its GAAP consolidated financial statements with certain non-GAAP financial measures, which are included in this presentation. These include gross and net cash generated from customer contracting activities and adjusted EBITDA. Our Board and management team use these non-GAAP measures as (i) one of the primary methods for planning and forecasting overall expectations and for evaluating actual results against such expectations; and (ii) a performance evaluation metric in determining achievement of certain executive incentive compensation programs, as well as for incentive compensation plans for employees. Gross cash generated from customer contracting activities is defined as GAAP net services revenue, plus the change in deferred customer billings. Accordingly, gross cash generated from customer contracting activities is the sum of (i) invoiced or accrued net operating fees, (ii) cash collections on incentive fees and (iii) other services fees. Net cash generated from customer contracting activities reflects non-GAAP adjusted EBITDA and the change in deferred customer billings. Adjusted EBITDA is defined as net income before net interest income (expense), income tax provision, depreciation and amortization expense, share-based compensation, restatement-related expense, reorganization-related expense and certain non-recurring items. The use of adjusted EBITDA to measure operating and financial performance is limited by our revenue recognition criteria, pursuant to which GAAP net services revenue is recognized at the end of a contract or other contractual agreement event. Adjusted EBITDA does not adequately match corresponding cash flows from customer contracting activities. As a result, the Company uses gross cash and net cash generated from customer contracting activities to better compare cash flows to operating performance. Deferred customer billings include the portion of both (i) invoiced or accrued net operating fees and (ii) cash collections of incentive fees, in each case, that have not met our revenue recognition criteria. Deferred customer billings are included in the detail of our customer liabilities balance in the consolidated balance sheet available in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015. Slide 17 presents a reconciliation of GAAP revenue to gross cash generated from customer contracting activities, and slide 18 presents a reconciliation of GAAP net income (loss), the most comparable GAAP measure, to adjusted EBITDA and net cash generated from customer contracting activities, in each case, for each of the periods indicated. These adjusted measures are non-GAAP and should be considered in addition to, but not as a substitute for, the information prepared in accordance with GAAP.

©2016 Accretive Health Inc.16 Consolidated Statement of Operations - GAAP ($ in thousands, except per share data) Three Months Ended December 31, Year Ended December 31, 2015 2014 2015 2014 Net services revenue $68,341 $47,456 $117,239 $210,140 Operating expenses: Cost of services 38,693 43,893 168,977 182,144 Selling, general and administrative 15,237 16,274 74,963 69,883 Restatement and other 3,493 18,859 9,343 86,766 Total operating expenses 57,423 79,026 253,283 338,793 Income (loss) from operations 10,918 (31,570) (136,044) (128,653) Net interest income 84 50 231 302 Income (loss) before income tax provision 11,002 (31,520) (135,813) (128,351) Income tax provision (benefit) 5,555 (13,869) (51,557) (48,731) Net income (loss) $5,447 ($17,651) ($84,256) ($79,620) Net income (loss) per common share: Basic $0.06 ($0.18) ($0.87) ($0.83) Diluted $0.06 ($0.18) ($0.87) ($0.83) Weighted average shares used in calculating net income (loss) per common share: Basic 98,137,885 95,790,065 96,806,885 95,760,762 Diluted 98,751,254 95,790,065 96,806,885 95,760,762 Consolidated statements of comprehensive income (loss) Net income (loss) 5,447 (17,651) (84,256) (79,620) Other comprehensive loss: Foreign currency translation adjustments (23) (310) (725) (304) Comprehensive income (loss) $5,424 ($17,961) ($84,981) ($79,924)

Reconciliation of GAAP revenue to non-GAAP Gross Cash Generated from Customer Contracting Activities

($ in thousands)

	Three Months Ended December 31,		2015 vs. 2014 Change		Year Ended December 31,		2015 vs. 2014 Change	
	2015	2014	Amount	%	2015	2014	Amount	%
Consolidated Statement of Operations Data:								
RCM services: net operating fees	$46,832	$14,639	$32,193	n.m.	$66,234	$77,456	($11,222)	-14.5%
RCM services: incentive fees	11,289	24,858	(13,569)	-54.6%	20,311	99,934	(79,623)	-79.7%
RCM services: other	6,790	2,316	4,474	n.m.	16,381	8,103	8,278	n.m.
Other services fees	3,430	5,643	(2,213)	-39.2%	14,313	24,647	(10,334)	-41.9%
Total net services revenue	68,341	47,456	20,885	44.0%	117,239	210,140	(92,901)	-44.2%
Change in deferred customer billings	4,337	13,238	(8,901)	-67.2%	112,938	23,427	89,511	n.m.
Gross cash generated from customer contracting activities	**$72,678**	**$60,694**	**$11,984**	**19.7%**	**$230,177**	**$233,567**	**($3,390)**	**-1.5%**
Components of Gross Cash Generated from Customer Contracting Activities:								
RCM services: net operating fee	$34,424	$31,046	$3,378	10.9%	$123,185	$121,730	$1,455	1.2%
RCM services: incentive fee	20,155	19,841	314	1.6%	67,656	77,239	(9,583)	-12.4%
RCM services: other	14,669	5,805	8,864	n.m.	25,023	9,952	15,071	n.m.
Total RCM services fees	69,248	56,692	12,556	22.1%	215,864	208,921	6,943	3.3%
Other services fees	3,430	4,002	(572)	-14.3%	14,313	24,646	(10,333)	-41.9%
Gross cash generated from customer contracting activities	**$72,678**	**$60,694**	**$11,984**	**19.7%**	**$230,177**	**$233,567**	**($3,390)**	**-1.5%**

*n.m. – not meaningful

17

©2016 Accretive Health Inc.

©2016 Accretive Health Inc.18 Reconciliation of GAAP net income (loss) to non-GAAP Net Cash Generated from Customer Contracting Activities ($ in thousands) *n.m. – not meaningful 2015 2014 Amount % 2015 2014 Amount % Net income (loss ) $5,447 ($17,651) $23,098 n.m. ($84,256) ($79,620) ($4,636) 5.8% Net interes t income (84) (50) (34) 68.0% (231) (302) 71 -23.5% Income tax provis ion (benefi t) 5,555 (13,869) 19,424 n.m. (51,557) (48,731) (2,826) 5.8% Depreciation and amortization expense 1,906 1,768 138 7.8% 8,462 6,047 2,415 39.9% Share-based compensation expense 6,353 4,481 1,872 41.8% 31,671 20,172 11,499 57.0% Restatement and other 3,493 18,859 (15,366) -81.5% 9,343 86,766 (77,423) -89.2% Adjusted EBITDA 22,670 (6,462) 29,132 n.m. (86,568) (15,668) (70,900) n.m. Change in deferred customer bi l l ings 4,337 13,238 (8,901) -67.2% 112,938 23,427 89,511 n.m. Net cash generated from customer contracting activities $27,007 $6,776 $20,231 n.m. $26,370 $7,759 $18,611 n.m. Three Months Ended December 31, Year Ended December 31,2015 vs. 2014 Change 2015 vs. 2014 Change

©2016 Accretive Health Inc.19 Share-Based Compensation and D&A Expense included within Operating Expenses ($ in thousands) Three Months Ended December 31, Year Ended December 31, 2015 2014 2015 2014 Depreciation and Amortization Expense Allocation Details Cost of services $1,737 $1,461 $7,536 $4,603 Selling, general and administrative 169 307 926 1,444 Total depreciation and amortization $1,906 $1,768 $8,462 $6,047 Three Months Ended December 31, Year Ended December 31, 2015 2014 2015 2014 Share-Based Compensation Expense Allocation Details Cost of services $1,452 $1,054 $7,208 $6,668 Selling, general and administrative 4,901 3,426 24,463 13,503 Restatement and other — 712 — 8,761 Total share-based compensation expense $6,353 $5,192 $31,671 $28,932

©2016 Accretive Health Inc.20 Condensed Consolidated non-GAAP Financial Information ($ in thousands) Three Months Ended December 31, Year ended December 31, 2015 2014 2015 2014 GAAP net services revenue $68,341 $47,456 $117,239 $210,140 Increase in deferred customer billings 4,337 13,238 112,938 23,427 Gross cash generated from customer contracting activities (non-GAAP) 72,678 60,694 230,177 233,567 Operating Expenses1: Cost of services 35,504 41,377 154,233 170,872 Selling, general and administrative 10,167 12,541 49,574 54,936 Sub-total 45,671 53,918 203,807 225,808 Net cash generated from customer contracting activities (non-GAAP) $27,007 $6,776 $26,370 $7,759 Net cash generated margin (non-GAAP) 37.2% 11.2% 11.5% 3.3% 1Excludes share-based compensation, depreciation and amortization, and restatement and other costs